                                                                     EXHIBIT 4.5
--------------------------------------------------------------------------------


                                 UNIT AGREEMENT

                                      Among


                             TNP ENTERPRISES, INC.,

                              SW ACQUISITION, L.P.


                                       and


                              THE BANK OF NEW YORK


                              --------------------

                            Dated as of May 26, 2000

                              --------------------


--------------------------------------------------------------------------------

                  UNIT AGREEMENT dated as of May 26, 2000 among TNP ENTERPRISES, INC., a Texas corporation (the "Company"), SW ACQUISITION, L.P., a Texas limited partnership (the "Partnership" and, together with the Company, the "Issuers"), and The Bank of New York, a New York banking corporation, as Unit Agent, Transfer Agent and Warrant Agent (in each case, as defined below).

                  WHEREAS, the Company proposes to issue 100,000 shares of its 14 1/2% Senior Redeemable Preferred Stock, $1,000 liquidation preference per share (the "Shares"), under a Statement of Resolution filed with the Secretary of State of the State of Texas on May 25, 2000 (the "Statement of Resolution"), under which The Bank of New York has been named as transfer agent for the Shares (the "Transfer Agent"), and the Partnership proposes to issue warrants (the "Warrants") pursuant to a Warrant Agreement dated as of May 26, 2000 between the Partnership and The Bank of New York, as warrant agent (the "Warrant Agent"), each Warrant entitling the holder thereof to purchase (at an exercise price of $.01 per limited partnership interest) a limited partnership interest in the Partnership (a "Limited Partnership Interest") entitling its holder to receive the amount a limited partner who had made a $37.5388601 capital contribution (or 0.000035% of total capital contributions as of the original issuance date of the Warrants) would receive of the residual distributions made to all partners in accordance with their capital contributions after a return on capital and preferred distributions are made to the limited partners (other than holders of Limited Partnership Interests issued upon exercise of the Warrants) and the general partner, subject to adjustment. The Limited Partnership Interests issuable upon exercise of the Warrants will provide the holders with the same rights and obligations as are provided to limited partners, except in certain cases where rights and obligations apply only to the original limited partners and except for the right to receive the preferred distributions and the benefits and obligations under certain tag-along and right of first offer provisions. The Shares and the Warrants will initially be represented by units (the "Units"), with each Unit consisting of one Share and one Warrant.

                  WHEREAS, the Issuers, the Transfer Agent and the Warrant Agent desire to appoint The Bank of New York to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and for the registration of transfers and exchanges thereof. The Bank of New York, in such capacity, is referred to herein as the "Unit Agent."

                  WHEREAS, the Units will be exchangeable for the Shares and the Warrants represented thereby on the earliest of: (i) 180 days after the original issuance date of the Units; (ii) the occurrence of a Change of Control (as defined in the Statement of Resolution); (iii) the occurrence of a Voting Rights Triggering Event (as such term is defined in the Statement of Resolution); (iv) the effectiveness of a registration statement with respect to the Shares; and
(v) such earlier date as determined by CIBC World Markets Corp. in its sole discretion. The date on which an event listed in the preceding sentence occurs is referred to as the "Separation Date."

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1.  Appointment of Unit Agent. (a) The Issuers hereby
                              -------------------------
appoint the Unit Agent to act as agent for the Issuers in accordance with and subject to the terms and conditions set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

                  (b) The Transfer Agent and the Company hereby appoint the Unit Agent as registrar for the Shares for so long as the Shares are represented by the Units. In its capacity as Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Statement of Resolution.

                  (c) The Warrant Agent and the Partnership hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Warrant Agreement) for the Warrants for so long as the Warrants are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Warrant Agreement.

                  SECTION 2. Unit Certificates. The Units will initially be
                             -----------------
issued either in global form (the "Global Units"), substantially in the form of Exhibit A (including footnotes 1 and 2 thereto), or in registered form as
---------
definitive Unit certificates ("Definitive Units"), substantially in the form of Exhibit A (not including footnotes 1 and 2 thereto). Each Global Unit shall
---------
represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the aggregate Units from time to time endorsed thereon and that the aggregate amount of outstanding Units represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global unit to reflect the amount of any increase or decrease in the amount of outstanding Units represented thereby shall be made by the Unit Agent and depositary with respect to the Global Units (the "Depositary") in accordance with written instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary with respect to the Global Units until a successor shall be appointed by the Issuers and the Unit Agent. Upon written request, a Unit holder may receive from the Depositary and Unit Agent Definitive Units as set forth in
Section 5 below.

                  SECTION 3. Execution of Unit Certificates. Unit Certificates
                             ------------------------------
shall be signed on behalf of the Company by the Chairman of the Board, its President or an Executive Officer of the Company and on behalf of the Partnership by the manager (the "Manager") of SW II Acquisition LLC (each an "Executing Officer"), a Texas limited liability company and general partner of SW I Acquisition GP, L.P., a Texas limited partnership and general partner of the Partnership. Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the Executing Officer and may be imprinted or otherwise reproduced on the Unit Certificates.

                  In case any Executing Officer of the Company or the Partnership who shall have signed any of the Unit Certificates shall cease to be an Executing Officer before the Unit Certificates so signed shall have been authenticated by the Unit Agent, or disposed of by the Company or the Partnership, such Unit Certificates nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be an Executing Officer of the Company or the Partnership; and any Unit Certificate may be signed on behalf of the Company or the Partnership by any person who, at the actual date of the execution of such Unit Certificate, shall be a proper Executing Officer of the Company or the Partnership to sign such Unit Certificate, although at the date of the execution of this Unit Agreement or the authentication of any such Unit Certificates any such person was not such officer or manager.

                  SECTION 4. Registration and Authentication. The Unit Agent,
                             -------------------------------
on behalf of the Issuers, shall number and register the Unit Certificates in a register as they are issued by the Issuers. Unit Certificates shall be manually authenticated by the Unit Agent and shall not be valid for any purpose unless so authenticated. Unit Certificates shall be dated the date of authentication by the Unit Agent. The Unit Agent shall, upon written instructions of the Chairman of the Board, the President or any Vice President of the Company and the Manager specifying the amount of Units to be authenticated, whether the Units are to be Global Units or Definitive Units, and such other information as the Unit Agent may request, initially authenticate and deliver not more than 100,000 Units and shall thereafter authenticate and deliver Units as otherwise provided in this Agreement.
                  The Issuers and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Issuers nor the Unit Agent shall be affected by any notice to the contrary.

                  SECTION 5.  Registration of Transfers and Exchanges.
                              ---------------------------------------

                  (a)   Transfer and Exchange of Definitive Units.  Prior to the
                        -----------------------------------------
Separation Date, when Definitive Units are presented to the Unit Agent with a request:

                  (i)   to register the transfer of the Definitive Units; or

                  (ii) to exchange such Definitive Units for an equal number of Definitive Units of other authorized denominations,

the Unit Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 5 for such transactions are met; provided, however, that the Definitive Units presented or
                      --------  -------
surrendered for registration of transfer or exchange:

         (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

         (y) in the case of Units the offer and sale of which have not been registered under the Act (as defined below) and are presented for registration of transfer or exchange prior to (I) the date which is two years after the later of the date of original issue and the last date on which the Issuers or any affiliate of the Issuers was the owner of such Unit, or any predecessor thereto, and (II) such later date, if any, as may be required by any subsequent change in applicable law, such Units shall be accompanied, by the following additional information and documents, as applicable:

                  (A) if such Unit is being delivered to the Unit Agent by the registered holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B
                                                                   ---------
                      hereto);

                  (B) if such Unit is being transferred to a Qualified
                      Institutional Buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") in accordance with Rule 144A under the Act, a certification to that effect (in substantially the form of Exhibit B
                                                                   ---------
                      hereto);

                  (C) if such Unit is being transferred (I) to an institutional
                      "accredited investor" within the meaning of subparagraph
                      (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Act or (II) pursuant to an exemption from registration in accordance with Rule 144 under the Act or (III) pursuant to a private placement exemption from the registration requirements of the Act (in the case of clauses (I), (II) and (III) based on an opinion of counsel if the Unit Agent so requests or if the Issuers so request and notify the Unit Agent), a certification to that effect (in substantially the form of Exhibit B hereto) and a
                                                ---------
                      certificate from the applicable transferee (in substantially the form of Exhibit C hereto);
                                                ---------
                  (D  if such Unit is being transferred pursuant to an
                      exemption from registration in accordance with Rule
                      904 under the Act (and based on an opinion of counsel
                      if the Unit Agent so requests or if the Issuers so
                      request and notify the Unit Agent), a certification
                      to that effect (in substantially the forms of Exhibit
                                                                    -------
                      B and Exhibit D hereto); or
                      -     ---------
                  (E) if such Unit is being transferred in reliance on
                      another exemption from the registration requirements
                      of the Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an
                                                ---------
                      opinion of counsel reasonably acceptable to the Issuers or the Unit Agent to the effect that such transfer is in compliance with the Act.

          (b) Restrictions on Exchange and Transfer of a Definitive Unit for a
              ----------------------------------------------------------------
Beneficial Interest in a Global Unit. A Definitive Unit may not be exchanged for
------------------------------------
a beneficial interest in a Global Unit except upon satisfaction of the requirements set forth below. Upon receipt by the Unit Agent of a Definitive Unit, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Unit Agent, together with:

          (A) certification from the holder thereof (substantially in the form of Exhibit B hereto), that such Definitive Unit is being
                 ---------
              transferred to a "Qualified Institutional Buyer" (as defined in Rule 144A under the Act) in accordance with Rule 144A under the Act; and

          (B) written instructions directing the Unit Agent to make, or to direct the Depositary to make, an endorsement on the Global Unit to reflect an increase in the aggregate amount of the Units represented by the Global Unit, then the Unit Agent shall cancel such Definitive Unit and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the number of Units represented by the Global Unit to be increased accordingly. If no Global Unit is then outstanding, the Issuers shall issue and the Unit Agent shall authenticate a new Global Unit in the appropriate amount.

          (c) Transfer and Exchange of Global Units. The transfer and exchange
              --------------------------------------
of Global Units or beneficial interests therein shall be effected through the Depositary, in accordance with this Unit Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

          (d) Exchange of a Beneficial Interest in a Global Unit for a
              --------------------------------------------------------
Definitive Unit.
---------------

      (i) Prior to the Separation Date, to the extent permitted by law, any person having a beneficial interest in a Global Unit may upon request exchange such beneficial interest for a Definitive Unit. Upon receipt by the

          Unit Agent of written instructions (or such other form of instructions as is customary for the Depositary) from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Unit and, the following additional information and documents:


          (A) If such beneficial interest is being delivered to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto);
                             ---------

          (B) if such beneficial interest is being transferred to a Qualified Institutional Buyer (as defined in Rule 144A under the Act) in accordance with Rule 144A under the Act or pursuant to an effective registration statement under the Act, a certification to that effect (in substantially the form of Exhibit B hereto);
                                                              ---------

          (C) if such beneficial interest is being transferred (I) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Act or (II) pursuant to an exemption from registration in accordance with Rule 144 under the Act or (III) pursuant to a private placement exemption from the registration requirements of the Act (in the case of clauses (I), (II) and (III), based on an opinion of counsel if the Unit Agent so requests or if the Issuers so request and notify the Unit Agent), delivery of a Certificate of Transfer (in substantially the form of
                 Exhibit B hereto) and a certification from the applicable
                 ---------
                 transferee (in substantially the form of Exhibit C hereto);
                                                          ---------

          (D) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Act (and based on an opinion of counsel if the Unit Agent so requests or if the Issuers so request and notify the Unit Agent), a certification to that effect (in substantially the forms of Exhibit B and Exhibit D hereto); or
                          ---------     ---------

          (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Act (and based on an opinion of counsel if the Unit Agent so requests or if the Issuers so request and notify the Unit Agent), a certification to that effect (in substantially the form of Exhibit B hereto),
                         ---------

          then the Unit Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Unit Agent, the aggregate amount of the Global Unit to be reduced and, following such reduction, the Issuers will execute and the Unit Agent will authenticate and deliver to the transferee at the principal office of the Unit Agent a Definitive Unit.

          (ii) Definitive Units issued in exchange for a beneficial interest in a Global Unit pursuant to this Section 5(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct in writing the Unit Agent. The Unit Agent shall deliver at the principal office of the Unit Agent such Definitive Units to the persons in whose names such Units are so registered.

          (e)   Restrictions on Transfer and Exchange of Global Units.
                -----------------------------------------------------
Notwithstanding any other provisions of this Unit Agreement (other than the provisions set forth in subsection (f) of this Section 5), a Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f)   Authentication of Definitive Units in Absence of Depositary.
                -----------------------------------------------------------
If at any time:

                 (i) the Depositary for the Units notifies the Issuers that the Depositary is unwilling or unable to continue as Depositary for the Global Unit and a successor Depositary for the Global Unit is not appointed by the Issuers within 90 days after delivery of such notice; or

                 (ii) the Issuers, at their sole discretion, notify the Unit Agent in writing that they elect to cause the issuance of Definitive Units under this Unit Agreement,

then the Issuers will execute, and the Unit Agent, upon written instruction of the Chairman of the Board, President or any Vice President of the Company and the Manager, shall authenticate and deliver, Definitive Units, in an aggregate number equal to the aggregate number of Units represented by the Global Unit, in exchange for such Global Unit.

                 (g)   Legends.
                       -------

                 (i) Except as permitted by the following paragraph (ii), each Unit Certificate evidencing the Global Units and the Definitive Units (and all Units issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE UNIT AGENT FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES

         ACT, (IF AVAILABLE) (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE UNIT AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSONS" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

               (ii) Upon any sale or transfer of a Unit pursuant to Rule 144 under the Act or an effective registration statement under the Act:

                         (A) in the case of any Unit that is a Definitive Unit, the Unit Agent shall permit the registered holder thereof to exchange such Unit for a Definitive Unit that does not bear the legend set forth in clause (i) above and rescind any restriction on the transfer of such Unit; and

               (B) any such Unit represented by a Global Unit shall not be required to bear the legend set forth in clause (i) above but shall continue to be subject only to the provisions of Section 5(c) hereof; provided, however,
                                                            --------  -------
                         that with respect to any request for an exchange of a Unit that is represented by a Global Unit for a Definitive Unit that does not bear the legend set forth above, which request is made in reliance upon Rule 144 under the Act (and based on an opinion of counsel if the Issuers so request and notify the Unit Agent), the registered holder thereof shall certify in
                         writing to the Unit Agent that such request is being made pursuant to Rule 144 under the Act (such certification to be substantially in the form of Exhibit B hereto).
                         ---------

               (h)  Cancellation of a Global Unit. At such time as all
                    -----------------------------
beneficial interests in a Global Unit have either been exchanged for Definitive Units, redeemed, repurchased or cancelled, such Global Unit shall be returned to or retained and cancelled by the Unit Agent.

               (i)  Obligations with Respect to Transfers and Exchanges of
                    ------------------------------------------------------
Definitive Units.
----------------

               (i) Prior to the Separation Date, to permit registrations of transfers and exchanges, the Issuers shall execute, and the Unit Agent is hereby authorized to authenticate in accordance with provisions of Section 4 and this Section 5, Definitive Units and Global Units as required pursuant to the provisions of this Section 5.

               (ii) All Definitive Units and Global Units issued upon any registration of transfer or exchange of Definitive Units or Global Units shall be the valid obligations of the Issuers, entitled to the same benefits under this Unit Agreement as the Definitive Units or Global Units surrendered upon the registration of transfer or exchange.

               (iii) Prior to due presentment for registration of transfer of any Unit, the Unit Agent and the Issuers may deem and treat the person in whose name any Unit is registered as the absolute owner of such Unit, and neither the Unit Agent nor the Issuers shall be affected by notice to the contrary.

               (iv) No service charge shall be made to a holder for any registration of transfer or exchange.

               SECTION 6. Separation of the Shares and the Warrants. After the
                          -----------------------------------------
Separation Date, the Shares and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separation Date of any Unit Certificate for exchange for Warrants and Shares or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Transfer Agent and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the registered holder thereof in connection therewith, (ii) the Transfer Agent, if the requirements of the Statement of Resolution for such transaction are met, shall promptly authenticate, register and deliver a new Share or Shares equal in aggregate liquidation preference to the Shares represented by such Unit Certificate in accordance with the direction of such registered holder and (iii) the Warrant Agent, if the requirements for such transaction are met, shall promptly authenticate, register and deliver a new Warrant certificate or certificates for the number of Warrants previously represented by such Unit Certificate in accordance with the directions of such registered holder. The Warrant Agent and the Transfer Agent will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

          Following the Separation Date, no Unit Certificates shall be issued upon registration of transfer or exchange of Unit Certificates, or otherwise.

          SECTION 7.     Rights of Unit Holders.  The registered owner of a Unit
                         ----------------------
Certificate shall have all the rights and privileges of a registered owner of the liquidation preference of Shares represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes.

          SECTION 8.     Unit Agent.  The Unit Agent undertakes the duties and
                         ----------
obligations imposed by this Agreement upon the following terms and conditions, by which the Issuers and the holders of Units, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Issuers, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise specifically provided.

          (b) The Unit Agent shall not be responsible for any failure of the Issuers to comply with any of the covenants in this Agreement, the Unit Certificates, the Warrant Agreement or the Statement of Resolution.

          (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Issuers) and the Unit Agent shall incur no liability or responsibility to the Issuers or to any holder of any Unit in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Unit Agent shall incur no liability or responsibility to the Issuers or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Unit Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Issuers agree to pay to the Unit Agent compensation for all services rendered by the Unit Agent in connection with the execution and performance of this Agreement at such rates as have been separately agreed to in writing by the Issuers and the Unit Agent and to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Unit Agent in the execution and performance of this Agreement. The Issuers shall indemnify the Unit Agent and its agents and save each of them harmless against any and all losses, damages, claims, liabilities and expenses, including judgments, costs and counsel fees and expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Unit Agent) and the costs and expenses of investigating or defending any claim of such liability, for any action taken or omitted by the Unit Agent or its agents in the execution of and performance of its obligations under this Agreement except as a result of its negligence or bad faith. The Unit Agent shall notify the Issuers promptly of any claim for which it may seek indemnity; provided
                                                                        --------
     that failure by the Unit Agent to so notify the Issuers shall not relieve their obligations hereunder. The Issuers shall defend the claim and the Unit Agent shall cooperate in the defense. The Unit Agent may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld. The provisions of this paragraph (e) shall survive the termination of this Agreement/

          (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

          (g) The Unit Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Units or other securities of the Issuers or become pecuniarily interested in any transaction in which the Issuers may be interested, or contract with or lend money to the Issuers or otherwise act as fully and freely as though it were not the Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Issuers or for any other legal entity.

          (h) The Unit Agent shall act hereunder solely as agent for the Issuers, its duties shall be determined solely by the provisions hereof and no implied covenants or obligations shall be read into this Agreement against the Unit Agent. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (i) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Agreement. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Unit Agent, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

          (j) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the documents.

          (k) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed and monitored in good faith and with due care.

          (l) The Issuers will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged or delivered all such further acts, instruments and assurances as may reasonably be required by the Unit Agent in order to enable it to carry out or perform its duties under this Agreement.

          (m) Whenever in the administration of this Agreement the Unit Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Unit Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an officers' certificate of the Company or a similar certificate of the Manager.

          (n) The rights, privileges, protections, immunities and benefits given to the Unit Agent including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Unit Agent in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder.

          (o) The Unit Agent may request that the Company deliver an officers' certificate and that the Partnership delivers a similar certificate of the Manager setting forth the names of individuals and/or titles authorized at such time to take specified actions pursuant to this Agreement, which officers' certificate or similar certificate of the Manager, may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          SECTION 9.     Change of Unit Agent.  The Unit Agent may resign at any
                         --------------------
time by so notifying the Issuers. If the Unit Agent shall resign or become incapable of acting as Unit Agent, the Issuers shall appoint a successor to such Unit Agent. If the Issuers shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity or resignation by the Unit Agent or by the registered holder of a Unit Certificate, then the registered holder of any Unit Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Unit Agent at the expense of the Issuers. Pending appointment of a successor to such Unit Agent, either by the Issuers or by such a court, the duties of the Unit Agent shall be carried out by the Issuers. After appointment, the successor to the Unit Agent shall be vested with the same powers, rights, duties and responsibilities as it if had been originally named as Unit Agent without further act or deed; but the former Unit Agent, after the payment of all outstanding amounts owed to it hereunder, shall deliver and transfer to the successor to the Unit Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to give any notice provided for in this Section 9, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Unit Agent. The provisions of Section 8 with respect to any Unit Agent shall survive such Unit Agent's resignation or removal and the termination of this Agreement.

          SECTION 10.    Successor Unit Agent by Merger, Etc.  If the Unit Agent
                         -----------------------------------
consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

          SECTION 11.    Notices to the Issuers and Unit Agent, Transfer Agent
                         -----------------------------------------------------
and Warrant Agent.  Any notice or demand authorized by this Agreement to be
-----------------
given or made to or on the Issuers shall be sufficiently given or made when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage paid, addressed (until another telecopy number or address is filed in writing by the Issuers with the Unit Agent, the Transfer Agent and the Warrant Agent), as follows:

          SW Acquisition, L.P.
          c/o Laurel Hill Capital Partners LLC
          2 Robbins Lane, Suite 201
          Jericho, New York  11753
          Facsimile No.:  (516) 933-3108
          Attention:  Kathleen Marion

          With a copy to:

          Milbank, Tweed, Hadley and McCloy LLP
          1 Chase Manhattan Plaza
          New York, New York  10005
          Facsimile No.: (212) 530-5219
          Attention:  M. Douglas Dunn, Esq.

          In case the Issuers shall fail to maintain such office or shall fail to give such notice of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Unit Agent.

          Any notice pursuant to this Agreement to be given by the Issuers or by registered holder(s) of any Unit Certificate to the Unit Agent, the Transfer Agent or the Warrant Agent shall be sufficiently given when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage prepaid, addressed (until another telecopy number or address is filed in writing by the Unit Agent, the Transfer Agent and the Warrant Agent with the Issuers), as follows:

          The Bank of New York
          101 Barclay Street, Floor 21 West
          New York, New York  10286
          Facsimile No.:  (212) 815-5915
          Attention:  Corporate Trust Trustee Administration

          Any notice to be mailed to a registered holder of Units shall be mailed to each holder at its address as it appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, the Transfer Agent and the Warrant Agent. The Unit Agent shall furnish the Issuers, the Transfer Agent or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the registered holders of the Units, the Shares or the Warrants and at such other times as may be reasonably requested.

          SECTION 12.    Supplements and Amendments.  The Issuers and the Unit
                         --------------------------
Agent may from time to time supplement or amend this Agreement without the approval of any registered holders of Units in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Issuers, the Transfer Agent, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not, as evidenced by an opinion of counsel delivered to the Unit Agent, the Transfer Agent and the Warrant Agent, in any way adversely affect the interests of the registered holders of Units. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of the registered holders of not less than a majority of the outstanding Units. Each of the Unit Agent, the Transfer Agent and the Warrant Agent shall be entitled to receive and, subject to Section 8 shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers in accordance with its terms. The Issuers may not sign any amendment or supplement until the board of directors of the Company and the Manager approves it.

          SECTION 13.    Successors.  All the covenants and provisions of this
                         ----------
Agreement by or for the benefit of the Issuers, the Transfer Agent, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 14.    Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE
                         -------------
ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          SECTION 15.    Benefits of This Agreement.  Nothing in this Agreement
                         --------------------------
shall be construed to give to any person or corporation other than the Issuers, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuers, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

          SECTION 16.    Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 17.    Headings.  The headings in this Agreement are for
                         --------
convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

          SECTION 18.    Severability.  The provisions of this Unit Agreement
                         ------------
are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Unit Agreement in any jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                   TNP ENTERPRISES, INC.

                                   By:__________________________________
                                      Name:
                                      Title:


                                   SW ACQUISITION, L.P.

                                   By:  SW I ACQUISITION GP, L.P.,
                                           a Texas limited partnership
                                           and its general partner

                                   By:  SW II ACQUISITION LLC, a Texas
                                           limited liability company and
                                           its general partner

                                   By:___________________________________
                                      Name:  William J. Catacosinos
                                      Title:  Manager

                                   THE BANK OF NEW YORK, as
                                   Unit Agent


                                   By:__________________________________
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as
                                      Transfer Agent

                                   By:__________________________________
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as
                                     Warrant Agent


                                   By:__________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A
                                                                       ---------
                              [FORM OF SECURITY]
                              ------------------

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUERS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE UNIT AGENT FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE UNIT AGENT AND THE ISSUERS SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSONS"

          HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          "EACH UNIT REPRESENTED BY THIS SECURITY CONSISTS OF ONE SHARE OF 14 1/2% SENIOR REDEEMABLE PREFERRED STOCK OF TNP ENTERPRISES, INC. (THE "COMPANY"), $1,000 LIQUIDATION PREFERENCE PER SHARE (A "SHARE"), AND ONE WARRANT (A "WARRANT") ENTITLING THE HOLDER THEREOF TO PURCHASE (AT AN EXERCISE PRICE OF $.01 PER LIMITED PARTNERSHIP INTEREST) A LIMITED PARTNERSHIP INTEREST (A "LIMITED PARTNERSHIP INTEREST") IN SW ACQUISITION, L.P. (THE "PARTNERSHIP") ENTITLING ITS HOLDER TO RECEIVE THE AMOUNT A LIMITED PARTNER WHO HAD MADE A $37.5388601 CAPITAL CONTRIBUTION (OR 0.000035% OF TOTAL CAPITAL CONTRIBUTIONS AS OF THE ORIGINAL ISSUANCE DATE OF THE WARRANTS) WOULD RECEIVE OF THE RESIDUAL DISTRIBUTIONS MADE TO ALL PARTNERS IN ACCORDANCE WITH THEIR CAPITAL CONTRIBUTIONS AFTER A RETURN ON CAPITAL AND PREFERRED DISTRIBUTIONS ARE MADE TO THE LIMITED PARTNERS (OTHER THAN HOLDERS OF LIMITED PARTNERSHIP INTERESTS ISSUED UPON EXERCISE OF THE WARRANTS) AND THE GENERAL PARTNER, SUBJECT TO ADJUSTMENT. THE LIMITED PARTNERSHIP INTERESTS ISSUABLE UPON EXERCISE OF THE WARRANTS WILL PROVIDE THE HOLDERS WITH THE SAME RIGHTS AND OBLIGATIONS AS ARE PROVIDED TO LIMITED PARTNERS, EXCEPT IN CERTAIN CASES WHERE RIGHTS AND OBLIGATIONS APPLY ONLY TO THE ORIGINAL LIMITED PARTNERS AND EXCEPT FOR THE RIGHT TO RECEIVE THE PREFERRED DISTRIBUTIONS AND THE BENEFITS AND OBLIGATIONS UNDER CERTAIN TAG-ALONG AND RIGHT OF FIRST OFFER PROVISIONS. THE SHARES AND WARRANTS WILL BE TRANSFERABLE BY A HOLDER THEREOF SEPARATELY FROM EACH OTHER UPON THE EARLIEST OF: (I) 180 DAYS AFTER THE ORIGINAL ISSUANCE DATE OF THE UNITS; (II) THE OCCURRENCE OF A CHANGE OF CONTROL (AS DEFINED IN THE STATEMENT OF RESOLUTION); (III) THE OCCURRENCE OF A VOTING RIGHTS TRIGGERING EVENT (AS SUCH TERM IS DEFINED IN THE STATEMENT OF RESOLUTION); (IV) THE EFFECTIVENESS OF REGISTRATION STATEMENT WITH RESPECT TO THE SENIOR PREFERRED STOCK; AND (V) SUCH EARLIER DATE AS DETERMINED BY CIBC WORLD MARKETS CORP. IN ITS SOLE DISCRETION."

          ["UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A

          NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO
          TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S
          NOMINEE."]/1/



_________________________
/1/  This paragraph is to be included only if the Unit is in global form.

                             TNP ENTERPRISES, INC.
                             SW ACQUISITION, L.P.

                        [        ] Units Consisting of

        [        ] Shares of 14 1/2% Senior Redeemable Preferred Stock,
                   $1,000 Liquidation Preference per Share,
                           of TNP Enterprises, Inc.
                                      and
         [        ] Warrants to Purchase Limited Partnership Interests
                            in SW Acquisition, L.P.

No.                                           CUSIP No.

          TNP ENTERPRISES, INC., a Texas corporation (the "Company"), and SW ACQUISITON, L.P., a Texas limited partnership (the "Partnership" and, together
with the Company, the "Issuers"), hereby certify that [                    ] is
the owner of [        ] Units as described above, transferable only on the books of the Issuers by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed.

          Each Unit consists of one share of 14 1/2% Senior Redeemable Preferred Stock of the Company, $1,000 liquidation preference per share (a "Share"), and one warrant (a "Warrant") entitling the holder thereof to purchase (at an exercise price of $.01 per limited partnership interest) a limited partnership interest (a "Limited Partnership Interest") in the Partnership entitling its holder to receive the amount a limited partner who had made a $37.5388601 capital contribution (or 0.000035% of total capital contributions as of the original issuance date of the Warrants) would receive of the residual distributions made to all partners in accordance with their capital contributions after a return on capital and preferred distributions are made to the limited partners (other than holders of Limited Partnership Interests issued upon exercise of the Warrants) and the general partner, subject to adjustment. The Limited Partnership Interests issuable upon exercise of the Warrants will provide the holders with the same rights and obligations as are provided to limited partners, except in certain cases where rights and obligations apply only to the original limited partners and except for the right to receive the preferred distributions and the benefits and obligations under certain tag-along and right of first offer provisions. This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of May 26, 2000 among the Company, the Partnership and The Bank of New York, as unit agent (the "Unit Agent"), and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Shares are governed by a Statement of Resolution (the "Statement of Resolu-tion") filed with the Secretary of State of the State of Texas on May 25, 2000, under which The Bank of New York has been named as transfer agent for the Shares (the "Transfer Agent"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          The terms of the Warrants are governed by the warrant agreement (the "Warrant Agreement") dated as of May 26, 2000 between the Partnership and The Bank of New York, as warrant agent (the "Warrant Agent"), and are subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

          Reference is made to the further provisions in each of the Unit Agreement, the Statement of Resolution, the Warrant Agreement and this Unit Certificate, which will for all purposes have the same effect as if set forth at this place. Copies of the Unit Agreement, the Statement of Resolution and the Warrant Agreement are on file at the office of The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration, and are available to any holder on written request and without cost.

          The Shares and the Warrants represented by this Unit Certificate shall be non-detachable and not separately transferable until the earliest of: (i) 180 days after the original issuance date of the Units; (ii) the occurrence of a Change of Control (as defined in the Statement of Resolution); (iii) the occurrence of a Voting Rights Triggering Event (as such term is defined in the Statement of Resolution); (iv) the effectiveness of a registration statement with respect to the Shares; and (v) such earlier date as determined by CIBC World Markets Corp. in its sole discretion.

          IN WITNESS WHEREOF, each of the Issuers has caused this Unit Certificate to be signed manually by its Executing Officer.


                              TNP ENTERPRISES, INC.


                              By: __________________________
                                  Name:
                                  Title:

Dated:

                              SW ACQUISITION, L.P.

                              By:  SW I ACQUISITION GP, L.P.,
                                      a Texas limited partnership
                                      and its general partner

                              By:  SW II ACQUISITION LLC, a Texas
                                      limited liability company and
                                      its general partner


                              By: ___________________________________
                                  Name:  William J. Catacosinos
                                  Title:  Manager

Dated:

Certificate of Authentication

          This is one of the Unit Certificates referred to in the within mentioned Unit Agreement.

THE BANK OF NEW YORK, as Unit Agent


By:________________________________
   Authorized Signatory

Date of Authentication:

SCHEDULE PF EXCHANGE OF CERTIFICATED UNITS/1/
------------------------------------------

The following exchanges of a part of this Global Unit for certificated Units have been made:

                                                  Number of
            Amount of          Amount of          Units of this
            decrease in        increase in        Global Unit         Signature of
            Number of          Number of          following           authorized
Date of     Units of this      Units of this      such decrease       signatory of
Exchange    Global Unit        Global Unit        (or increase)       Unit Agent
------------------------------------------------------------------------------------


________________________________
/1/  This is to be included only if the Unit is in global form.

                                                                       EXHIBIT B
                                                                       ---------
                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF UNITS

Re: Units (the "Units") each consisting of one share of 14 1/2% Senior Redeemable Preferred Stock of TNP Enterprises, Inc., $1,000 liquidation preference per share (a "Share"), and one warrant to purchase a limited partnership interest in SW Acquisition, L.P. (a "Limited Partnership Interest")

          This Certificate relates to ___ Units held in ___* book-entry or ___* certificated form by ________________ (the "Transferor").

The Transferor:*

          has requested the Unit Agent by written order to deliver in exchange for its beneficial interest in the Global Unit held by the Depositary a Unit or Units in definitive, registered form equal to its beneficial interest in such Global Unit (or the portion thereof indicated above); or

          has requested the Unit Agent by written order to exchange or register the transfer of a Unit or Units.

          In connection with such request and in respect of each such Unit, the Transferor does hereby certify that the Transferor is familiar with the Unit Agreement relating to the above captioned Units, and that the transfer of this Unit does not require registration under the Securities Act of 1933, as amended (the "Act"), because:*

          Such Unit is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 5 of the Unit Agreement).

          Such Unit is being transferred (i) to a qualified institutional buyer (as defined in Rule 144A under the Act) in reliance on Rule 144A or (ii) pursuant to an exemption from registration in accordance with Rule 904 under the Act (and, in the case of clause (ii), based on an opinion of counsel if the Issuers or the Unit Agent so request) and together with a certification in substantially the form of Exhibit D to the Unit Agreement in accordance with
                          ---------
Regulation S under the Act.

          Such Unit is being transferred (i) in accordance with Rule 144 under the Act (and based on an opinion of counsel if the Issuers or the Unit Agent so request) or (ii) pursuant to an effective registration statement under the Act.

          Such Unit is being transferred to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act pursuant to a private placement exemption from the registration requirements of the Act (together with a certification in substantially the form of Exhibit C to the
                                                            ---------
Unit Agreement and based on an opinion of counsel if the Issuers or the Unit Agent so request).

          Such Unit is being transferred in reliance on another exemption from the registration requirement of the Act (and based on an opinion of counsel if the Issuers or the Unit Agent so request).



                                   ____________________________________
                                   [INSERT NAME OF TRANSFEROR]


                                   By: ________________________________


Date: ___________________________


*Check applicable box.

                                                                       EXHIBIT C
                                                                       ---------
                           Form of Certificate To Be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                        [             ], 20[   ]

THE BANK OF NEW YORK
101 Barclay Street, Floor 21 West
New York, New York  10286
Facsimile No.:  (212) 815-5915
Attention:  Corporate Trust Trustee Administration

Ladies and Gentlemen:

          In connection with our proposed purchase of certain units (the "Units"), consisting of shares of 14 1/2% senior redeemable preferred stock of TNP Enterprises, Inc. (the "Company"), $1,000 liquidation preference per share ("Shares"), and warrants ("Warrants" and, together with the Units and the Shares, the "Securities"), each Warrant entitling the holder thereof to purchase (at an exercise price of $.01 per limited partnership interest) a Limited Partnership Interest (as defined in the Unit Agreement governing the Units) in SW Acquisition, L.P. (together with the Company, the "Issuers"), we represent that:

          1. We have received a copy of the Offering Memorandum Supplement (the "Offering Memorandum"), dated May 23, 2000, relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notice to Investors" of such Offering Memorandum.

          2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Statement of Resolution relating to the Shares and the Warrant Agreement relating to the Warrants as described in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

          3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (i) to the Issuers or any subsidiary thereof, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Transfer Agent, Warrant Agent or Unit Agent a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Shares (the form of which letter can be obtained from the Transfer Agent, Warrant Agent or Unit Agent), (iv) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act to non-U.S. persons, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or
(vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          4. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Transfer Agent, Warrant Agent or Unit Agent and the Issuers such certification, legal opinions and other information as the Transfer Agent, Warrant Agent or Unit Agent and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

          6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Issuers, the Transfer Agent, Warrant Agent or Unit Agent and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Name of Transferee]


                                        By: _____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT D
                                                                       ---------
                      Form of Certificate To Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                     ------------------------------------

                                                        [             ], 20[   ]

THE BANK OF NEW YORK
101 Barclay Street, Floor 21 West
New York, New York  10286
Facsimile No.:  (212) 815-5915
Attention:  Corporate Trust Trustee Administration

Ladies and Gentlemen:

          In connection with our proposed purchase of certain units (the "Units"), consisting of shares of 14 1/2% senior redeemable preferred stock of TNP Enterprises, Inc. (the "Company"), $1,000 liquidation preference per share ("Shares"), and warrants ("Warrants" and, together with the Units and the Shares, the "Securities"), each Warrant entitling the holder thereof to purchase (at an exercise price of $.01 per limited partnership interest) a Limited Partnership Interest (as defined in the Unit Agreement governing the Units) in SW Acquisition, L.P. (together with the Company, the "Issuers"), we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

          You, the Issuers and counsel for the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferor]


                                        By: ___________________________
                                            Name:
                                            Title:

                                      D-2